TEREX CORPORATION

Sale of Material Handling & Port Solutions to Konecranes

May 16, 2016


Genie SX-180

Forward-Looking Statements & Non-GAAP Measures

This presentation contains forward-looking information regarding future events or the Company's future financial performance based on the current expectations of Terex Corporation. In addition, when included in this presentation, the words "may," "expects," "intends," "anticipates," "plans," "projects," "estimates" and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. The Company has based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance.

Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of Terex, include among others: Our business is cyclical and weak general economic conditions affect the sales of our products and financial results; the effect of the announcement and pendency of the transaction with Konecranes Plc ("Konecranes") and the non-binding proposal from Zoomlion Heavy Industry Science and Technology Co. on our customers, employees, suppliers, vendors, distributors, dealers, retailers, operating results and business generally, and the diversion of management's time and attention; our ability to successfully integrate acquired businesses; our need to comply with restrictive covenants contained in our debt agreements; our ability to generate sufficient cash flow to service our debt obligations and operate our business; our ability to access the capital markets to raise funds and provide liquidity; our business is sensitive to government spending; our business is highly competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors; our retention of key management personnel; the financial condition of suppliers and customers, and their continued access to capital; our providing financing and credit support for some of our customers; we may experience losses in excess of recorded reserves; the carrying value of our goodwill and other indefinite-lived intangible assets could become impaired; our ability to obtain parts and components from suppliers on a timely basis at competitive prices; our business is global and subject to changes in exchange rates between currencies, commodity price changes, regional economic conditions and trade restrictions; our operations are subject to a number of potential risks that arise from operating a multinational business, including compliance with changing regulatory environments, the Foreign Corrupt Practices Act and other similar laws, and political instability; a material disruption to one of our significant facilities; possible work stoppages and other labor matters; compliance with changing laws and regulations, particularly environmental and tax laws and regulations; litigation, product liability claims, intellectual property claims, class action lawsuits and other liabilities; our ability to comply with an injunction and related obligations imposed by the United States Securities and Exchange Commission ("SEC"); disruption or breach in our information technology systems; and other factors, risks and uncertainties that are more specifically set forth in our public filings with the SEC.

Non-GAAP Measures: Terex from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Terex believes that this information is useful to understanding its operating results and the ongoing performance of its underlying businesses without the impact of special items. See the appendix at the end of this presentation as well as the Terex first quarter 2016 earnings release on the Investor Relations section of our website www.terex.com for a description and/or reconciliation of these measures.

Transaction Summary




TEREX

- Terex and Konecranes have mutually agreed to terminate the Business Combination Agreement (“BCA”)
- Terex and Konecranes have entered into an agreement to sell Terex’s Material Handling & Port Solutions (“MHPS”) business to Konecranes for ~$1.3 billion in total consideration:
  - $820 million in cash; and
  - 19.6 million shares of Konecranes common equity (~25% of Konecranes)
- Terex has the right to terminate the agreement on or before May 31, 2016 if Terex agrees with Zoomlion Heavy Industries Science & Technology Co., Ltd. on a sale of Terex as a whole
  - Termination fee is $37 million
- Terex is ready to continue discussions with Zoomlion to acquire Terex (with or without MHPS)

Strategic Rationale

TEREX CORPORATION

- Preserves the strategic logic and synergies of the "merger of equals"
  - Creates global leader in Industrial Lifting & Port Solutions with family of leading brands
  - Generates significant value creation through realization of operational synergies
- Enables Terex to participate in the economic upside of the combined business
  - Terex 25% ownership position accounted for on an equity accounting basis
  - Konecranes announced it is targeting €140 million in incremental EBIT from industrial and operational synergies, implemented within 3 years of closing
- Allows Terex to benefit from Konecranes dividends
- Strengthens Terex's balance sheet and provides longer term financial flexibility to invest in our business and buy back shares
- Locks in the benefits of MHPS sale while continuing discussions with Zoomlion


TEREX

Terex Without MHPS

TEREX CORPORATION

USD Millions

LTM March 31, 2016 Segment Sales


AWP
Cranes
MP
Construction
11%
15%
44%
30%

LTM March 31, 2016 Geographic Sales


North America
Western Europe
Asia / Pacific
LATAM
Other
8%
4%
11%
51%
26%

Terex Without MHPS*	LTM March 31, 2016
Total Net Sales	4,959
Income from Operations	346
% of Sales	*7.0%*
Net Debt	737
Net Debt / EBITDA	1.8x

**Assumes after-tax cash proceeds; Income from Operations shown is As Adjusted. See Appendix for reconciliation to US GAAP*





Moving Forward

TEREX CORPORATION


TEREX
TEREX
TEREX
TEREX
TEREX
TEREX
TEREX
TEREX

- Develop Execute to Win business system
- Improve our cost structure
- Invest in the business through the cycle
- Maximize value for our shareholders

Questions?

TEREX CORPORATION


Genie SX-180

Appendix

TEREX CORPORATION



Genie SX-180




Key Transaction Terms

Structure	▪ Terex to sell its MHPS business on a cash free and debt free basis in exchange for $820 million in cash and 19.6 million newly issued Konecranes shares ▪ Transaction valued at ~$1.3 billion based on Konecranes closing share price of €20.60 as of May 13, 2016 ▪ Terex can terminate the MHPS sale agreement on or before May 31, 2016 if a definitive agreement is entered into with Zoomlion for the sale of Terex as a whole. Termination fee is $37 million
Ownership	▪ Terex to own approximately 25% of the outstanding shares of Konecranes ▪ Subject to certain limitations on voting and transferability for a period of time
Governance	▪ Terex has the right to nominate two directors to the Konecranes Board of Directors
Shares	▪ Konecranes primary listing is on the Helsinki Stock Exchange (KCR1V.HE) ▪ Konecranes has agreed to seek listing of American depositary shares representing its ordinary shares on the New York Stock Exchange in connection with the Transaction
Transaction Benefits	▪ Accretive to Terex shareholders ▪ Konecranes targeting €140 million incremental EBIT from industrial and operational synergies, implemented within 3 years of closing ▪ Terex 25% ownership position accounted for on an equity accounting basis ▪ Konecranes dividend ▪ Cash proceeds strengthen Terex's balance sheet and provides financial flexibility
Conditions/ Timing	▪ Shareholder approval at a Konecranes Extraordinary General Meeting ▪ Regulatory authority approvals ▪ Expected to close in January 2017

USD:EUR exchange rate of 1.13 as of May 13, 2016.

EBITDA

USD Millions

TEREX CORPORATION

Last 12-Months Ending March 31, 2016		
Operating Income, As Reported:		
Terex Continuing Operations	$	269
Operating Income Adjustments:		
Terex Continuing Operations		123
Operating Income, As Adjusted:		
Terex Continuing Operations		392
Operating Income, As Adjusted Without MHPS:		
MHPS Operating Income, As Adjusted		(46)
Terex Continuing Operations Without MHPS		346
Depreciation & Amortization Without MHPS:		
Terex Continuing Operations Depreciation & Amortization		120
MHPS Depreciation & Amortization		(55)
Depreciation & Amortization Without MHPS		65
Terex Continuing Operations EBITDA Without MHPS	**$**	**411**

Adjustments relate primarily to merger related costs, restructuring and related costs and the impairment of certain goodwill and intangible assets.

Debt and Net Debt

USD Millions

TEREX CORPORATION

Debt is calculated using the Condensed Consolidated Balance Sheet amounts for Notes payable and current portion of long-term debt plus Long-term debt, less current portion.

Net Debt is calculated as Debt less Cash and cash equivalents. These measures aid in the evaluation of the Company's financial condition.

		March 31, 2016
Long-term debt, less current portion	$	1,669
Notes payable and current portion of long-term debt		162
Debt		1,831
Less: Cash and cash equivalents		(324)
Net Debt	**$**	**1,507**
Cash Proceeds from MHPS Sale*		(770)
Net Debt Without MHPS	**$**	**737**

**$820 million cash consideration less estimated cash tax*